Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
Income Taxes

10. Income Taxes

For the three months ended June 30, 2016, the Company recorded a $4.1 million income tax provision, compared to a $17.0 million income tax provision for the three months ended June 30, 2015. The decrease in the Company’s tax provision for the three months ended June 30, 2016, relative to the three months ended June 30, 2015, resulted primarily from a $34.7 million reduction in earnings from operations before income taxes and the relative weighting of foreign earnings before income taxes in the respective periods.

For the six months ended June 30, 2016, the Company recorded an $8.7 million income tax provision, compared to a $23.5 million income tax provision for the six months ended June 30, 2015. The decrease in the Company’s tax provision for the six months ended June 30, 2016, relative to the prior year resulted primarily from $2.9 million in tax-related out-of-period balance sheet adjustments related to the Spin-Off that were recognized as discrete adjustments in the income tax provision for the first quarter of 2016. The Company does not believe these adjustments are material to its unaudited consolidated (condensed) financial statements for the six months ended June 30, 2016, or its comparative annual or quarterly financial statements. These adjustments were coupled with a $32.5 million reduction in earnings from operations before income taxes for the six month period ended June 30, 2016 compared to the first six months of 2015.

The Company’s effective tax rate varies from the 35% U.S. federal statutory rate due to the relative weighting of foreign earnings before income taxes and foreign effective tax rates that are generally lower than the U.S. federal statutory rate. Foreign earnings are generated from operations in the three reportable segments of Americas, EMEA, and APAC.

The Company will continue to periodically evaluate its valuation allowance requirements in light of changing facts and circumstances, and may adjust its deferred tax asset valuation allowances accordingly. It is reasonably possible that the Company will either add to, or reverse a portion of its existing deferred tax asset valuation allowances in the future. Such changes in the deferred tax asset valuation allowances will be reflected in the current operations through the Company’s income tax provision, and could have a material effect on operating results.

The Company’s unrecognized tax benefits, including interest and penalties, were $12.1 million and $16.6 million as of June 30, 2016 and December 31, 2015, respectively. The decrease for the six months ended June 30, 2016 related to the portion of the unrecognized tax benefits allocable to the Company that were included in equity and a second quarter reduction in unrecognized tax benefits of $0.4 million. During the next twelve months, it is reasonably possible that unrecognized tax benefits will decrease by $1.2 million due to expiration of statute of limitation periods for the related items.

The Company regularly assesses the likelihood of an adverse outcome resulting from examinations to determine the adequacy of its tax reserves. As of June 30, 2016, the Company believes that it is more likely than not that the tax positions it has taken will be sustained upon the resolution of its audits resulting in no material impact on its consolidated financial position and the results of operations and cash flows. However, the final determination with respect to any tax audits, and any related litigation, could be materially different from the Company’s estimates and/or from its historical income tax provisions and accruals and could have a material effect on operating results and/or cash flows in the periods for which that determination is made. In addition, future period earnings may be adversely impacted by litigation costs, settlements, penalties, and/or interest assessments.

12. Income Taxes

In the combined financial statements, income tax expense and deferred tax balances have been calculated on a separate return basis although the MFS operations have historically been included in the tax returns filed by the respective MTW entities. With the exception of certain separate filing Foodservice entities that will transfer to MFS after the Spin-Off, current income tax liabilities were deemed to settle immediately with MTW tax paying entities in the respective jurisdictions. These settlements were reflected as changes in the net parent company investment account. In the future, as a standalone entity, MFS will file tax returns on its own behalf and its deferred taxes and effective tax rate may differ from those in historical periods.

Earnings from continuing operations are summarized below:

(in millions)	2015	2014	2013
Earnings from continuing operations before income taxes:
Domestic	$121.2	$123.3	$157.2
Foreign	75.1	63.9	47.4

Total	$196.3	$187.2	$204.6

Provision for income taxes from continuing operations is summarized below:

(in millions)	2015	2014	2013
Current:
Federal and state	$51.1	$28.3	$51.9
Foreign	18.2	15.1	13.0

Total current	$69.3	$43.4	$64.9

Deferred:
Federal and state	$(27.9)	$(12.0)	$(9.0)
Foreign	(2.1)	(5.5)	(0.6)

Total deferred	$(30.0)	$(17.5)	$(9.6)

Provision for taxes on earnings	$39.3	$25.9	$55.3

The differences between the U.S. federal statutory income tax rate and MFS’ effective tax rate were as follows:

	2015	2014	2013
Federal income tax at statutory rate	35.0%	35.0%	35.0%
State income provision	1.4	1.4	1.9
Manufacturing and research incentives	(1.7)	(1.7)	(2.9)
Taxes on foreign income which differ from the U.S. statutory rate	(3.9)	(2.4)	(3.2)
Adjustments for unrecognized tax benefits	0.1	4.3	(3.5)
Adjustments for valuation allowances	(13.8)	21.5	(0.3)
Capital loss generation	—	(41.4)	—
Business acquisitions & divestitures	4.1	—	—
Other items	(1.1)	(2.9)	—

Effective tax rate	20.1%	13.8%	27.0%

The 2015, 2014 and 2013 effective tax rates were favorably impacted by income earned in jurisdictions where the statutory rate was less than 35%.

The 2015 tax provision benefited by $17.8 million related to the divestiture of Kysor Panel Systems business resulting in a favorable impact to the effective tax rate. The benefit was primarily due to the write-off of $13.8 million of an unamortized deferred tax liability that was recorded in purchase accounting and as a result of the utilization of a capital loss carryforward to offset the tax gain.

In the third quarter of 2014, MFS made an election with the IRS to treat Enodis Holdings, Ltd, MFS’ UK Holding Company, as a partnership for U.S. income tax purposes. As a result of this status change, MFS realized a $25.6 million capital loss tax benefit. This transaction resulted in an effective tax rate benefit of 13.7% unique to 2014.

The 2013 effective tax rate benefited from the release of uncertain tax position reserves related to favorable audit settlements.

The significant components of deferred tax assets and deferred tax liabilities were as follows:

(in millions)	2015	2014
Current deferred tax assets (liabilities):
Inventories	$—	$5.1
Accounts receivable	—	1.2
Product warranty reserves	—	10.9
Product liability reserves	—	0.8
Deferred revenue, current portion	—	(0.2)
Deferred employee benefits	—	4.7
Other reserves and allowances	—	5.4
Less valuation allowance	—	(8.3)

Net deferred tax assets, current (1)	$—	$19.6

Non-current deferred tax assets (liabilities):
Inventories	$7.6	$—
Accounts receivable	1.2	—
Property, plant and equipment	(2.8)	(8.3)
Intangible assets	(218.9)	(242.4)
Deferred employee benefits	15.7	12.7
Product warranty reserves	14.4	3.9
Product liability reserves	1.0	—
Loss carryforwards	84.9	119.1
Deferred revenue	1.1	1.5
Other	16.9	9.7

Total non-current deferred tax liabilities	(78.9)	(103.8)
Less valuation allowance	(80.1)	(104.9)

Net deferred tax liabilities, non-current	$(159.0)	$(208.7)

(1) - In 2015, MFS early adopted ASU No. 2015-17, “Balance Sheet Classification of Deferred Taxes” which eliminated the requirement to present deferred tax liabilities and assets as current and non-current on the balance sheet. Prior periods were not retrospectively adjusted.

Current and long-term tax assets and liabilities included in the combined balance sheets were as follows:

(in millions)	2015	2014
Current income tax asset	$—	$23.7
Long-term income tax assets, included in other non-current assets	8.9	9.3
Current deferred income tax liability, included in accounts payable and accrued expenses	—	(4.1)
Long-term deferred income tax liability	(167.9)	(218.0)

Net deferred income tax liability	$(159.0)	$(189.1)

MFS has not provided for additional U.S. income taxes on approximately $79.5 million of undistributed earnings of combined non-U.S. subsidiaries as of December 31, 2015 because the Company intends to reinvest such earnings indefinitely outside of the United States. Such earnings could become taxable upon sale or liquidation of these non-U.S. subsidiaries or upon dividend repatriation of cash balances. It is not practicable to estimate the amount of the unrecognized tax liability on such earnings

As of December 31, 2015, MFS has approximately $340.7 million of foreign loss carryforwards, which are available to reduce future foreign tax liabilities. Substantially all of the foreign loss carryforwards are not subject to any time restrictions on their future use, and $328.0 million are offset by a valuation allowance. MFS also has approximately $63.3 million of U.S. capital loss carryforwards which expire in 2019 and are offset by a valuation allowance.

MFS continues to record valuation allowances on the deferred tax assets in the United Kingdom, as it remains more likely than not that they will not be utilized.

MFS will continue to periodically evaluate its valuation allowance requirements in light of changing facts and circumstances, and may adjust its deferred tax asset valuation allowances accordingly. It is reasonably possible that MFS will either add to, or reverse a portion of its existing deferred tax asset valuation allowances in the future. Such changes in the deferred tax asset valuation allowances will be reflected in the current operations through MFS’ income tax provision, and could have a material effect on operating results.

A reconciliation of MFS’ unrecognized tax benefits is as follows:

(in millions)	2015	2014	2013
Balance at beginning of year	$16.6	$7.8	$17.1
Additions based on tax positions related to the current year	0.2	14.1	1.0
Additions for tax positions of prior years	—	—	0.1
Reductions based on settlements with taxing authorities	—	(2.8)	(8.0)
Reductions for lapse of statute	(0.2)	(2.5)	(2.4)

Balance at end of year	$16.6	$16.6	$7.8

Substantially all of MFS’ unrecognized tax benefits as of December 31, 2015, 2014 and 2013, if recognized, would affect the effective tax rate.

MFS recognizes interest and penalties related to tax liabilities as a part of income tax expense. As of December 31, 2015 and 2014, MFS has accrued interest and penalties of $0.9 million and $0.8 million, respectively.

MTW concluded an examination of its 2007 through 2009 U.S. tax returns during the third quarter of 2014 as well as an examination its 2010 and 2011 U.S. tax returns in the fourth quarter of 2014. The adjustments did not have a material impact on the financial statements.

MTW is under examination by the Internal Revenue Service for calendar year 2014. There have been no significant developments with respect to the Company’s ongoing tax audits in other jurisdictions.

MTW has filed tax returns on behalf of MFS in the U.S. and various state and foreign jurisdictions through tax year 2015. The 2012 through 2015 tax years remain subject to examination by the IRS. The 2011 though 2015 tax years generally remain subject to examination by state authorities, and tax years 2011 through 2015 remain subject to examination in Germany. Tax years 2007 through 2015 remain subject to audit in China.

MFS regularly assesses the likelihood of an adverse outcome resulting from examinations to determine the adequacy of its tax reserves. As of December 31, 2015, MFS believes that it is more likely than not that the tax positions it has taken will be sustained upon the resolution of its audits resulting in no material impact on its combined financial position and the results of operations and cash flows. However, the final determination with respect to any tax audits, and any related litigation, could be materially different from the Company’s estimates and/or from its historical income tax provisions and accruals and could have a material effect on operating results and/or cash flows in the periods for which that determination is made. In addition, future period earnings may be adversely impacted by litigation costs, settlements, penalties, and/or interest assessments.

During the next twelve months, it is reasonably possible that federal, state and foreign tax audit resolutions could reduce unrecognized tax benefits and income tax expense by up to $0.7 million, either because MFS’ tax positions are sustained on audit or settled, or the applicable statute of limitations closes.